THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account H

American Legacy® Target Date Income B-Share

Supplement dated November 16, 2022 to the Summary Prospectus for New Investors dated May 1, 2022

This supplement to the summary prospectus for your individual variable annuity contract describes revisions to Target Date Income Benefit riders elected on and after November 28, 2022. This supplement is for informational purposes and requires no action on your part.

OVERVIEW

The following changes will apply to Target Date Income Benefit riders elected on and after November 28, 2022 (subject to state approval):
•	the current protected lifetime income fee may increase annually after ten years from the rider effective date;
•	the Enhancement Period does not reset;
•	no death benefit or final payout is available if the Contract Value is reduced to zero; and
•	the Protected Income Base is the highest of the previous Protected Income Base, Account Value Step-up, or Enhancement Value.

DESCRIPTION OF CHANGES

The following discussion describes changes that are incorporated into the specified sections of your prospectus.

Special Terms – The following term is added to the Special Terms section:

Enhancement Value: A value to which the Protected Income Base will increase, subject to certain conditions and limitations.

Please keep this supplement for future reference.